UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08824
Integrity Fund of Funds, Inc.
(Exact name of registrant as specified in charter)
Address of Registrant:	1 Main Street North
Minot, ND 58703

Name and Address of Agent for Service:	Brent Wheeler, Mutual Fund Chief Compliance Officer
Kevin Flagstad, Investment Adviser Chief Compliance Officer
1 Main Street North
Minot, ND 58703

Registrant's telephone number, including area code:	(701) 852-5292

Date of fiscal year end:	December 31
Date of reporting period:	December 31, 2008

Item 1—Reports to Shareholders

Dear Shareholder:

Enclosed is the report of the operations for the Integrity Fund of Funds, Inc. (the "Fund") for the year ended December 31, 2008. The Fund's portfolio and related financial statements are presented within for your review.

In one of the darkest moods ever a severe loss of confidence in Wall Street provided a free fall in most asset prices of stocks, bonds and commodities in 2008.

By year-end the Dow Jones Industrial Average fell 33.8% making it the worst year since 1931. The Standard & Poor's 500 Index fell 37.0%, its worst year since 1937 and the NASDAQ Composite Index lost 40.5%, its worst year ever.

The year also saw crude oil approach $147 per barrel with retail gasoline priced over $4 a gallon. Commodities such as copper, steel and agriculture products declined significantly when it became clear that the world economy was in trouble.

While these events were concerning to the markets, then came the collapse of Wall Street firms Bear Sterns and Merrill Lynch and the bankruptcy of Lehman Brothers along with the merger of financial institutions Washington Mutual, Countrywide Financial and Wachovia to others as a result of sub-prime lending. Banks fearing other financial institutions would be unable to repay stopped lending to each other. The market for short-term corporate debt, known as commercial paper, was frozen and interest rates soared on all fixed income investments with the exception of U.S. government debt.

Investors worldwide desperate for safety poured money into U.S. Treasury obligations. The yield on three-month Treasury bills plunged to zero as investors decided no return was better than losses on Wall Street or in commodities. Other yields across the Treasury interest rate curve saw significant declines with six month yields at .26%, two year yields at .77%, five year yields at 1.56%, ten year yields at 2.22% and the thirty year bond at 2.70% at year end.

Finally, the US Government stepped in with the establishment of the "Troubled Asset Relief Program" or "TARP." TARP was established to purchase troubled assets from financial institutions, mortgage lenders and real estate note holders. This $700 billion program injected funds into the major U.S. banks to stabilize the credit markets and to provide capital to banks for lending. The FDIC also increased its guarantee on deposits to $250,000 and provided backstops for U.S. money markets. The Federal Reserve began a program of commercial paper lending and lowered the federal funds rate ranging between zero to .25%. These stimuli along with financing to the major U.S. automakers are expected to help bolster the economy, draining less money away from consumers and businesses.

The Integrity Fund of Funds began the year at $14.23 per share and ended the year at $8.75 per share for a total return of (38.45%). This compares to the Standard & Poor's 500 Index return of (37.00%).

Funds outperforming the market included Fairholme Fund (29.70%), American Capital Income Builder (30.78%) and MFS Value Fund (34.05%)

Funds lagging in overall performance included T. Rowe Price New Era (51.2%), Dodge & Cox Stock (44.28%) and Templeton Growth Fund (44.28%).

Additions to the portfolio for the year include: T. Rowe Price Dividend Growth Fund while deletions included Franklin Income Fund.

In summary, we must remind investors that further market corrections cannot be ruled out as recessionary fear persist, however the Fund continues to search and hold funds whose long-term performance has weathered many corrections and whose performance of capital appreciation and growth of income are consistent with the Fund's objectives.

If you would like more frequent updates, visit the Fund's website at www.integrityfunds.com for daily prices along with pertinent Fund information.

Sincerely,

Monte Avery

Senior Portfolio Manager

The views expressed are those of Monte Avery, Senior Portfolio Manager with Integrity Mutual Funds, Inc. ("Integrity Mutual Funds"). The views are subject to change at any time in response to changing circumstances in the market and are not intended to predict or guarantee the future performance of any individual security, market sector, the markets generally, or any of the funds in the Integrity family of funds.

*Performance does not include applicable front-end or contingent deferred sales charges ("CDSCs"), which would have reduced the performance.

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

December 31, 2008 (Unaudited)

PROXY VOTING OF FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 800-276-1262. A report on Form N-PX of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available through the Fund's website at www.integrityfunds.com. The information is also available from the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") database on the website of the Securities and Exchange Commission ("SEC") at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

Within 60 days of the end of its second and fourth fiscal quarters, the Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports on the Form N-CSR(S). These reports are filed electronically with the SEC and are delivered to the shareholders of the Fund. The Fund also files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q and N-CSR(S) are available on the SEC's website at www.sec.gov. The Fund's Forms N-Q and N-CSR(S) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 202-942-8090. You may also access this information from the Fund's website at www.integrityfunds.com.

SHAREHOLDER INQUIRIES AND MAILINGS

All inquiries regarding the Fund should be directed to:

Integrity Funds Distributor, Inc.
1 Main Street North
Minot, ND 58703
Phone: 800-276-1262

All inquiries regarding account information should be directed to:

Integrity Fund Services, Inc.
P.O. Box 759
Minot, ND 58702
Phone: 800-601-5593

To reduce expenses, the Fund may mail only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call Integrity Funds Distributor, Inc. ("Integrity Funds Distributor" or the "Distributor") at 800-276-1262 (or contact your financial institution). The Distributor will begin sending you individual copies 30 days after receiving your request.

December 31, 2008 (Unaudited)

TERMS AND DEFINITIONS

Appreciation

Increase in the value of an asset

Average Annual Total Return

A standardized measurement of the return (appreciation) earned by a fund on an annual basis

Consumer Price Index

A commonly used measure of inflation; does not represent an investment return

Contingent Deferred Sales Charge

A charge applied at the time of redemption, assuming redemption at the end of the period

Depreciation

Decrease in the value of an asset

Growth Fund

A type of diversified common stock fund that has capital appreciation as its primary goal; it invests in companies that reinvest most of their earnings for expansion, research, or development

Growth & Income Fund

A fund that invests in common stocks for both current income and long-term growth of capital and income

Load

A mutual fund whose shares are sold with a sales charge added to the net asset value

Market Value

Actual (or estimated) price at which a fund trades in the marketplace

Net Asset Value

The value of all a fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge

No-Load

A mutual fund whose shares are sold without a sales charge added to the net asset value

Total Return

Measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in a fund's portfolio for the period, assuming the reinvestment of all dividends; represents the aggregate percentage or dollar value change over the period

December 31, 2008 (Unaudited)

COMPOSITION

Portfolio Load Types

Load	52.1%
No-Load	47.9%

The load structure reflects the type of sales load typically charged by each fund in the portfolio. As of December 31, 2008, the Fund has not paid a sales load to any fund.

These percentages are subject to change.

Portfolio Investment Style

G—Growth	28.4%
WS—World Stock	20.6%
EI—Equity Income	20.3%
MG—Mid-Cap Growth	10.4%
NR—Natural Resources	9.8%
G&I—Growth & Income	9.6%
B—Large Blend	0.9%

The portfolio investment style reflects the investment methodology and the size of the company in which each fund in the portfolio invests.

These percentages are subject to change.

December 31, 2008 (Unaudited)

DISCLOSURE OF FUND EXPENSES

The example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

EXAMPLE

As a shareholder of the Fund, you incur two types of costs:

•	transaction costs:	sales charges (loads), redemption fees, and exchange fees
•	ongoing costs:	management fees, distribution (12b-1) fees, and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 30, 2008 to December 31, 2008.

The example illustrates the Fund's costs in two ways:

Actual expenses

The section in the table under the heading "Actual" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 equals 8.6), then multiply the result by the number in the column entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The section in the table under the heading "Hypothetical (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the section in the table under the heading "Hypothetical (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 06/30/08	Ending Account Value 12/31/08	Expenses Paid During Period*
Actual	$1,000.00	$676.20	$6.91
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.32

*Expenses are equal to the annualized expense ratio of 1.65%, multiplied by the average account value over the period, multiplied by 180/360 days. The Fund's ending account value on the first line in the table is based on its actual total return of (32.38%) for the six-month period of June 30, 2008 to December 31, 2008.

December 31, 2008 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	For periods ending December 31, 2008
Integrity Fund of Funds	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
Without CDSC	(38.45%)	(9.12%)	(2.52%)	(2.72%)	2.38%
With CDSC (3.00% maximum)	(40.30%)	(10.02%)	(2.52%)	(2.72%)	2.38%

S&P 500 Index	1 year	3 year	5 year	10 year	Since Inception (January 3, 1995)
	(37.00%)	(8.36%)	(2.19%)	(1.38%)	6.84%

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemption of Fund shares.

December 31, 2008 (Unaudited)

COMPARATIVE INDEX GRAPH

Comparison of change in value of a $10,000 investment in the Fund and the S&P 500 Index

	Integrity Fund of Funds without CDSC	S&P 500 Index
1998	$10,000	$10,000
1999	$11,904	$12,104
2000	$10,833	$11,002
2001	$8,499	$9,694
2002	$6,700	$7,552
2003	$8,620	$9,718
2004	$9,430	$10,776
2005	$10,110	$11,305
2006	$11,537	$13,091
2007	$12,328	$13,810
2008	$7,587	$8,700

Putting Performance into Perspective

Performance data quoted above is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. You can obtain performance data current to the most recent month end (available within seven business days of the most recent month end) by calling 800-276-1262.

You should consider the Fund's investment objectives, risks, charges, and expenses carefully before investing. For this and other important information, please obtain a Fund prospectus at no cost from your financial adviser and read it carefully before investing.

The graph does not reflect the deduction of the maximum CDSC. Had the CDSC been included, performance would have been lower.

The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions and redemptions of Fund shares.

The graph comparing the Fund's performance to a benchmark index provides you with a general sense of how the Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. The Fund's total return for the period shown appears without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. If the could, they would incur transaction costs and other expenses. All Fund and benchmark returns include reinvested dividends.

December 31, 2008 (Unaudited)

MANAGEMENT OF THE FUND

The Board of the Fund consists of five Directors. These same individuals, unless otherwise noted, also serve as Directors or Trustees for the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds. Three Directors (60% of the total) have no affiliation or business connection with Integrity Money Management, Inc. ("Integrity Money Management"), the Fund's investment adviser, or any of its affiliates. These are the "Independent" Directors. Two of the remaining three Directors and/or Officers are "interested" by virtue of their affiliation with Integrity Money Management and its affiliates.

The Independent Directors of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Independent Director, and other Directorships, if any, held outside the Fund Complex, are shown below.

INDEPENDENT DIRECTORS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH THE REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COMPLEX(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Jerry M. Stai 2405 11th Ave. NW Minot, ND 58703 56	Director	Indefinite Since January 2006	12

Faculty, Embry-Riddle University (August 2000 to September 2005); Faculty, Park University (August 2005 to December 2005); Non-Profit Specialist, Bremer Bank (since July 2005); Faculty, Minot State University (since August 2000); Director, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc. (since January 2006); Trustee, Integrity Managed Portfolios and The Integrity Funds (since January 2006).

					Marycrest Franciscan Development, Inc.
Orlin W. Backes 948 13th Ave. SW Minot, ND 58701 73	Director	Indefinite Since April 1995	12

Attorney, McGee, Hankla, Backes & Dobrovolny, P.C.; Director, South Dakota Tax-Free Fund, Inc. (April 1995 to June 2004); ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since April 1995), Trustee, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

					First Western Bank & Trust
R. James Maxson 1 N. Main St. Minot, ND 58701 61	Director	Indefinite Since January 1999	12

Attorney, Maxson Law Office (since November 2002); Director, South Dakota Tax-Free Fund, Inc. (January 1999 to June 2004), ND Tax-Free Fund, Inc. and Montana Tax-Free Fund, Inc. (since January 1999); and Trustee, Integrity Managed Portfolios (since January 1999) and The Integrity Funds (since June 2003).

					Vincent United Methodist Foundation Minot Area Development Corporation

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

Directors and Officers of the Fund serve until their resignation, removal, or retirement.

The Statement of Additional Information ("SAI") contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

The Interested Directors and Officers of the Fund, their term of office and length of time served, their principal occupation(s) during the past five years, the number of portfolios overseen in the Fund Complex by each Interested Director, and other Directorships, if any, held outside the Fund Complex, are shown below.

INTERESTED DIRECTORS AND OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH THE REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COPMLEX(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Robert E. Walstad(2),(3) 1 Main St. N. Minot, ND 58703 64	Director, Chairman, Interim President	Indefinite Since August 1994	12

Director (Sept. 1987 to Feb. 2007), CEO (Sept. 2001 to Feb. 2007), Integrity Mutual Funds; Director, President, and Treasurer, (Aug. 1988 to Feb. 2007), Integrity Money Management; Director, President, and Treasurer (Aug. 1988 to Sept. 2004), ND Capital, Inc.; Director, President, and Treasurer (May 1989 to Feb. 2007), Integrity Fund Services, Inc.; Director, President, CEO, and Treasurer, (Jan. 1996 to Aug. 2003), Integrity Funds Distributor, Inc.; Director, CEO, Chairman, (Jan. 2002 to Feb. 2007) and President (Sept. 2002 to Dec. 2004), Capital Financial Services, Inc.; Director and President, (April 1994 to June 2004) South Dakota Tax-Free Fund, Inc.; President (Jan. 1996 to July 2007) and (since March 2008) Integrity Managed Portfolios, (May 2003 to July 2007) and (since March 2008) The Integrity Funds, (Jan. 1995 to July 2007) and (since March 2008) Integrity Fund of Funds, Inc., (Jan. 1989 to July 2007) and (since March 2008) ND Tax-Free Fund, Inc., (Aug. 1993 to July 2007) and (since March 2008) Montana Tax-Free Fund, Inc.; Director and Chairman Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Trustee, Chairman, (since January 1996) and Treasurer (January 1996 to May 2004), Integrity Managed Portfolios; Trustee and Chairman (since June 2003), The Integrity Funds.

					Minot Park Board
Peter A. Quist(2) 1 N. Main St. Minot, ND 58703 74	Director, Vice President, Secretary	Indefinite Since August 1994	3

Attorney; Director, and Vice President (since May 1988) Integrity Mutual Funds; Director, Vice President, and Secretary, Integrity Money Management, Inc (since August 1988), Integrity Fund Services (since May 1989), Integrity Funds Distributor, Inc. (since January 1996), ND Capital, Inc. (August 1988 to August 2006); Director, Vice President, and Secretary, South Dakota Tax-Free Fund, Inc. (April 1994 to June 2004), Montana Tax-Free Fund, Inc. (since May 1993), Integrity Fund of Funds, Inc. (since Aug. 1994), and ND Tax Free Fund, Inc. (since Oct. 1988); Vice President and Secretary, Integrity Managed Portfolios (since January 1996) and The Integrity Funds (since June 2003).

					None

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

OFFICERS

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH THE REGISTRANT	TERM AND LENGTH SERVED	NUMBER OF PORTFOLIOS OVERSEEN IN THE FUND COPMLEX(1)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD OUTSIDE THE FUND COMPLEX
Adam C. Forthun 1 N. Main St. Minot, ND 32	Treasurer	Indefinite Since May 2008	N/A

Fund Accountant (May 2003 to October 2005), Fund Accounting Supervisor (October 2005 to March 2008), Fund Accounting Manager (since March 2008), Integrity Fund Services, Inc.; Treasurer (since May 2008), Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None
Brent M. Wheeler 1 N. Main St. Minot, ND 58703 38	Mutual Fund Chief Compliance Officer	Indefinite Since October 2005	N/A

Fund Accounting Manager (May 1998 to October 2005), Integrity Fund Services, Inc.; Treasurer (May 2004 to October 2005), Mutual Fund Chief Compliance Officer (since October 2005) Integrity Managed Portfolios, The Integrity Funds, ND Tax-Free Fund, Inc., Montana Tax-Free Fund, Inc., and Integrity Fund of Funds, Inc.

None

(1) The Fund Complex consists of the three incorporated funds in the Integrity family of funds, the six series of Integrity Managed Portfolios, and the three series of The Integrity Funds.

(2) Directors and/or Officers who are "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Quist is an interested person by virtue of being an Officer and Director of the Fund's investment adviser and principal underwriter. Mr. Walstad is an interested person by virtue of being an Officer of the Fund and a shareholder of Integrity Mutual Funds.

(3) Effective February 29, 2008, Mark R. Anderson resigned as President of the Fund, and effective March 4, 2008, Mr. Walstad succeeded Mr. Anderson as Interim President of the Fund. Mr. Walstad is also a Director and Chairman of the Fund.

Directors and Officers of the Fund serve until their resignation, removal, or retirement.

The SAI contains more information about the Fund's Directors and is available without charge upon request, by calling Integrity Funds Distributor at 800-276-1262.

December 31, 2008 (Unaudited)

Board Approval of Investment Advisory Agreement

Integrity Money Management, Inc. ("Integrity Money Management" or "Adviser"), the Fund's investment adviser; Integrity Funds Distributor, Inc. ("Integrity Funds Distributor"), the Fund's underwriter; and Integrity Fund Services, Inc. ("Integrity Fund Services"), the Fund's transfer and accounting services agent; are subsidiaries of Integrity Mutual Funds, Inc. ("the Company"), the Fund's sponsor.

The approval and the continuation of a fund's investment advisory agreement must be specifically approved at least annually (1) by the vote of the directors or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the directors who are not parties to the investment advisory agreement or "Interested Persons" of any party ("Independent Directors"), cast in person at a meeting called for the purpose of voting on such approval. In preparation for the meeting, the Board requests and reviews a wide variety of materials provided by the Fund's adviser. The Independent Directors also received advice from their independent counsel on the issues to focus on during contract renewals. At a meeting held on October 29, 2008, the Board of Directors, including a majority of the independent Directors of the Fund, approved the Investment Advisory Agreement ("Advisory Agreement"), between the Fund and Integrity Money Management.

The Directors, including a majority of Directors who are neither party to the Advisory Agreement nor "interested persons" of any such party (as such term is defined for regulatory purposes), unanimously approved the Advisory Agreement. In determining whether it was appropriate to approve the Advisory Agreement, the Directors requested information, provided by the Adviser, that it believed to be reasonably necessary to reach its conclusion. In connection with the approval of the Advisory Agreement, the Board reviewed factors set out in judicial decisions and Securities Exchange Commission directives relating to the approval of advisory contracts, which include but are not limited to, the following:

(a)	the nature and quality of services to be provided by the adviser to the fund;
(b)	the various personnel furnishing such services and their duties and qualifications;
(c)	the relevant fund's investment performance as compared to standardized industry performance data;
(d)	the adviser's costs and profitability of furnishing the investment management services to the fund;
(e)	the extent to which the adviser realizes economies of scale as the fund grows larger and the sharing thereof with the fund;
(f)	an analysis of the rates charged by other investment advisers of similar funds;
(g)	the expense ratios of the applicable fund as compared to data for comparable funds; and
(h)

information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds.

In evaluating the Adviser's services and their fees, the Directors reviewed information concerning the performance of the Fund, the recent financial statements of the Adviser and its parent, and the proposed advisory fee and other fund expenses compared to the level of advisory fees and expenses paid by other similar funds. In reviewing the Advisory Agreement with the foregoing Fund, the Directors considered, among other things, the fees, the Fund's past performance, the nature and quality of the services provided, the profitability of the adviser and its parent (estimated costs and estimated profits from furnishing the proposed services to the Fund), and the expense waivers by the Adviser. The Directors also considered any ancillary benefits to the Adviser and its affiliates for services provided to the Fund. In this regard, the Directors noted that there were no soft dollar arrangements involving the Adviser and the only benefits to affiliates were the fees earned for services provided. The Directors did not identify any single factor discussed above as all-important or controlling. The Directors also considered the Adviser's commitment to contractually or voluntarily limit Fund expenses, the skills and capabilities of the Adviser, and the representations from the Adviser that the Fund's portfolio manager, Monte Avery, will continue to manage the Fund in substantially the same way as it has been managed.

The following paragraphs summarize the material information and factors considered by the Board, including the Independent Trustees, as well as their conclusions relative to such factors in considering the approval of the Advisory Agreement:

Nature, Extent and Quality of Services: The Investment Adviser currently provides services to twelve funds in the Integrity family of funds with investment strategies ranging from non-diversified sector funds to broad-based equity funds. The experience and expertise of the Investment Adviser is attributable to the long-term focus on managing investment companies and has the potential to enhance the Fund's future performance. They have a strong culture of compliance and provide quality services. The overall nature and quality of the services provided by the Investment Adviser had historically been, and continues to be, adequate and appropriate to the Board.

Various personnel furnishing such services and their duties and qualifications: The Portfolio Manager of the Fund has over 25 years experience in the advisory and money management area adding significant expertise to the Adviser of the Fund. A detailed biography of the portfolio manager was presented to the Directors. This information is disclosed in the prospectus and/or SAI of the Fund.

Investment Performance: The Adviser has assured through subsidization that its Fund has had consistent performance relative to comparable and competing funds. As of July 31, 2008, the Fund returns for the 1-year, 3-year and 5-year periods was above its index and median for its peer group, and the 10-year return was below its index and median. The Fund has positive returns for the 3-year, 5-year, 10-year and since inception periods as of July 31, 2008. In addition, the Fund has been meeting its investment objective of long-term capital appreciation and growth of income.

Profitability: The Board has reviewed a year to date and a 12-month profit analysis spreadsheet completed by the controller of the investment adviser. Based on the relatively small size of each fund under management with the Adviser, the Adviser has not shown a profit for the period. The Board determined that the profitability of the Adviser was not excessive based on the services it will provide for the Fund and the profit analysis spreadsheet presented by the Adviser.

Economies of Scale: The Board briefly discussed the benefits for the Fund as the Adviser could realize economies of scale as the Fund grows larger, but the size of the Fund has not reached an asset level to benefit from economies of scale. The advisory fees are structured appropriately based on the size of the Fund. The Adviser has indicated that a new advisory fee structure may be looked at if the Fund reaches an asset level where the Fund could benefit from economies of scale.

Analysis of the rates charged by other investment advisers of similar funds: The Adviser is voluntarily waiving advisory fees due to the small size of the Fund. At times the Adviser is reimbursing the Fund for expenses paid above the voluntary expense cap. The Board considered the compensation payable under the Advisory Agreement fair and reasonable in light of the services to be provided.

Expense ratios of the applicable fund as compared to data for comparable funds: The Fund's net expense ratio of 1.65% for the Class B shares was comparable to other funds of similar objective and size.

Information with respect to all benefits to the adviser associated with the fund, including an analysis of so-called "fallout" benefits or indirect profits to the adviser from its relationship to the funds: The Board noted that the Adviser does not realize material direct benefits from its relationship with the Fund. The Adviser does not participate in any soft dollar arrangements from securities trading in the Fund. It was noted that the Adviser may receive an indirect benefit on certain underlying funds purchased for the Fund. Integrity Fund Distributors, Inc. (the "Distributor") may receive dealer reallowances (up to a maximum of 1% of the public offering price), and/or distribution payments and/or service fees on purchases by the Fund of mutual funds which are sold with a sales load and/or which have a distribution plan and/or which pay services fees. Because the Distributor and the Adviser are both wholly-owned subsidiaries of Integrity Mutual Funds, In., it could be considered that the Adviser receives an indirect benefit from this process.

In voting unanimously to approve the Advisory Agreement the Directors did not identify any single factor as being of paramount importance. The Directors noted that their discussion in this regard was premised on numerous factors including the nature, quality and resources of Integrity Money Management, the strategic plan involving the Fund, and the potential for increased distribution and growth of the Fund. They determined that, after considering all relevant factors, the adoption of the Advisory Agreement would be in the best interest of the Fund and its shareholders.

Potential Conflicts of Interest—Investment Adviser

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds are presented with the following potential conflicts:

•

The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund. The Investment Adviser seeks to manage such competing interests for the time and attention of portfolio managers by having them focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

•

With respect to securities transactions for the Funds, the Investment Adviser determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction. The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Funds. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Funds.

•

The appearance of a conflict of interest may arise where the Investment Adviser has an incentive, such as a performance-based management fee, which relates to the management of one fund but not all funds with respect to which a portfolio manager has day-to-day management responsibilities. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds' code of ethics will adequately address such conflicts. One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares. Mr. Avery's compensation is based on salary paid every other week. He is not compensated for client retention. In addition, Integrity Mutual Funds, Inc., sponsors a 401(K) plan for all its employees. This plan is funded by employee elective deferrals and, to an extent, matching contributions by the Company. After one year of employment the employee is eligible to participate in the Company matching program. The Company matches 100% of contribution up to 3% and ½% for each additional percent contributed up to 5%. The Company has established an employee stock option program in which it will grant interests in Integrity Mutual Funds Inc., shares to current employees that meet certain eligibility requirements, as a form of long-term incentive. The program is designed to allow all employees to participate in the long-term growth of the value of the firm.

•

Although the Portfolio Managers generally do not trade securities in their own personal account, each of the Funds has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Investment Adviser and the Funds have adopted certain compliance procedures, which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Schedule of Investments December 31, 2008

Name of Issuer
Percentages represent the market value of each investment category to total net assets	Quantity	Market Value

MUTUAL FUNDS (94.1%)

American Capital Income Builder Class A	6,206	$257,680
American Capital World Growth & Income Fund Class A	22,489	597,529
Davis New York Venture Class A	14,008	330,860
Dodge & Cox Stock Fund Class N	4,702	349,677
Fairholme Fund Class N	32,102	701,109
Fidelity Dividend Growth Fund Class N	8,774	138,535
American Growth Fund of America Class A	22,172	454,080
MFS Value Fund Class A	30,277	531,061
Mutual Beacon Fund Class A	21,996	197,747
T. Rowe Price Dividend Growth Fund Class N	3,228	53,293
T. Rowe Price Equity Income Fund Class N	21,875	373,633
T. Rowe Price New Era Fund Class N	18,673	552,352
Templeton World Fund Class A	19,431	208,498
Templeton Growth Fund Class A	28,536	372,397
Vanguard Capital Opportunity Fund Class N	29,416	595,381

TOTAL MUTUAL FUNDS (COST: $9,097,154)		$5,713,832

SHORT-TERM SECURITIES (6.6%)	Shares
Wells Fargo Advantage Investment Money Market (COST: $401,821)	401,821	$401,821

TOTAL INVESTMENTS IN SECURITIES (COST: $9,498,975)		$6,115,653
OTHER ASSETS LESS LIABILITIES		(44,550)

NET ASSETS		$6,071,103

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels:

Level 1—	quoted prices in active markets for identical securities
Level 2—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2008:

Valuation Inputs	Investments in Securities
Level 1—Quoted prices	$6,115,653
Level 2—Other significant observable inputs	0
Level 3—Significant unobservable inputs	0
Total	$6,115,653

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Assets and Liabilities

December 31, 2008

ASSETS
Investments in securities, at value (cost: $9,498,975)	$6,115,653
Cash	530
Accrued interest receivable	456
Prepaid expenses	3,018
Receivable due from manager	3,018
Receivable due from broker	27
Total assets	$6,122,702

LIABILITIES
Payable for Fund shares redeemed	$32,867
Accrued expenses	9,412
Payable to affiliates	9,320
Total liabilities	$51,599

NET ASSETS	$6,071,103

Net assets are represented by:
Capital stock outstanding, at par	$69
Additional paid-in capital	12,422,365
Accumulated undistributed net realized gain (loss) on investments	(2,968,009)
Unrealized appreciation (depreciation) on investments	(3,383,322)
Total amount representing net assets applicable to 693,926 outstanding shares of $.0001 par value common stock (1,000,000,000 shares authorized)	$6,071,103

Net asset value per share	$8.75

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Operations

For the year ended December 31, 2008

INVESTMENT INCOME
Interest	$9,057
Dividends	160,990
Total investment income	$170,047

EXPENSES
Investment advisory fees	$93,771
Service fees	26,047
Transfer agent fees	24,329
Administrative service fees	24,001
Accounting service fees	29,209
Transfer agent out-of-pockets	1,849
Professional fees	10,771
Custodian fees	3,352
Directors fees	2,613
Reports to shareholders	3,009
License, fees, and registrations	11,528
Insurance expense	409
Legal fees	6,583
Audit fees	4,800
Tax expense	423
Total expenses	$242,694
Less expenses waived or absorbed by the Fund's manager	(70,782)
Total net expenses	$171,912

NET INVESTMENT INCOME (LOSS)	$(1,865)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from investment transactions	$(299,017)
Net change in unrealized appreciation (depreciation) of investments	(4,310,610)
Net realized and unrealized gain (loss) on investments	$(4,609,627)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(4,611,492)

The accompanying notes are an integral part of these financial statements.

Financial Statements December 31, 2008

Statement of Changes in Net Assets

For the year ended December 31, 2008 and the year ended December 31, 2007

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$(1,865)	$44,018
Net realized gain (loss) on investment transactions	(299,017)	1,176,807
Net change in unrealized appreciation (depreciation) on investments	(4,310,610)	(401,820)
Net increase (decrease) in net assets resulting from operations	$(4,611,492)	$819,005

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income ($0.01 and $0.03 per share, respectively)	$(11,253)	$(32,765)
Distributions from net realized gain on investment transactions ($0.00 and $0.00 per share, respectively)	0	0
Total dividends and distributions	$(11,253)	$(32,765)

CAPITAL SHARE TRANSACTIONS
Proceeds from sale of shares	$417,311	$4,364,485
Proceeds from reinvested dividends	10,963	31,921
Cost of shares redeemed	(3,217,688)	(1,589,041)
Net increase (decrease) in net assets resulting from capital share transactions	$(2,789,414)	$2,807,365

TOTAL INCREASE (DECREASE) IN NET ASSETS	$(7,412,159)	$3,593,605
NET ASSETS, BEGINNING OF PERIOD	13,483,262	9,889,657
NET ASSETS, END OF PERIOD	$6,071,103	$13,483,262

Undistributed net investment income	$0	$11,253

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements December 31, 2008

Note 1: ORGANIZATION

The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, open-end management investment company. The Fund incorporated under the laws of the State of North Dakota on June 1, 1994 and commenced operations on January 1, 1995.

The Fund's objective is long-term capital appreciation and growth of income. The Fund seeks to achieve this objective by investing primarily in a diversified group of other open-end investment companies which, in turn, invest principally in equity securities.

Shares of the Fund are offered for sale at net asset value without a sales charge. Shares purchased on or before April 30, 2007, may be subject to a 1.50% CDSC if redeemed within five years. Shares purchased after April 30, 2007, may be subject to a 3.00% CDSC if redeemed within three years of purchase.

Note 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investment security valuation—Investments in mutual funds are valued at the net asset value ("NAV") per share most recently determined and reported by the respective mutual fund. Integrity Fund Services, Inc. ("Integrity Fund Services") obtains such quotations from a pricing service. If the pricing service fails to receive the NAV from the underlying mutual fund, a daily news source from the internet will be used as the pricing source, along with a telephone call to the underlying mutual fund. If the NAV is unreportable by the underlying fund group on the current day, Integrity Fund Services will wait until the next business morning to obtain the price from the underlying fund group and then price and verify the NAV for the Fund.

Federal and state income taxes—The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its net investment income and any net realized gain on investments to its shareholders. Therefore, no provision for income taxes is required.

In June of 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund's financial statements. Interest and penalties related to uncertain tax positions, if any, are classified in the Fund's financial statements as "Other Expense".

The tax character of distributions paid was as follows:

	December 31, 2008	December 31, 2007
Tax-exempt income	$0	$0
Ordinary income	11,253	32,765
Long-term capital gains	0	0
Total	$11,253	$32,765

As of December 31, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Deficit)
$0	$0	$0	($2,968,009)	($3,383,322)	($6,351,331)

The Fund has unexpired net capital loss carryforwards for tax purposes as of December 31, 2008, totaling $2,968,009, which may be used to offset capital gains. Any difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to timing differences associated with wash sales. The capital loss carryforwards amounts will expire in each of the years ended December 31 as shown in the table below.

Year	Unexpired Capital Losses
2009	$446,079
2010	$1,709,000
2011	$513,913
2016	$299,017

For the year ended December 31, 2008, the Fund did not make any permanent reclassifications to reflect tax character.

Distributions to shareholders—The Fund will distribute dividends from net investment income and any net realized capital gains at least annually. Dividends and distributions are reinvested in additional shares of the Fund at net asset value or paid in cash. Capital gains, when available, are distributed at least annually. Distributions are recorded on the ex-dividend date.

Premiums and discounts—Premiums and discounts on debt securities are amortized for financial reporting purposes.

Other—Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for capital loss carryforwards and losses due to wash sales.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary book and tax basis differences will reverse in a subsequent period.

Dividend income—Dividend income is recognized on the ex-dividend date.

Futures contracts—The Fund may purchase and sell financial futures contracts to hedge against changes in the values of equity securities the Fund owns or expects to purchase.

A futures contract is an agreement between two parties to buy or sell units of a particular index or a certain amount of U.S. government or municipal securities at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirement of the futures exchange on which the contract is traded. Subsequent payments ("variation margin") are made or received by the Fund, dependent on the fluctuations in the value of the underlying index. Daily fluctuations in value are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contracts sold and the futures contracts to buy. Unrealized appreciation (depreciation) related to open futures contracts is required to be treated as realized gain (loss) for federal income tax purposes.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Schedule of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market variation.

Certain risks may arise upon entering into futures contracts. These risks may include changes in the value of the futures contracts that may not directly correlate with changes in the value of the underlying securities.

Use of estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications—Certain prior year amounts have been reclassified to conform to the current year presentation.

Note 3: CAPITAL SHARE TRANSACTIONS

As of December 31, 2008, there were 1,000,000,000 shares of $.0001 par value authorized; 693,926 and 947,680 shares were outstanding at December 31, 2008 and December 31, 2007, respectively.

Transactions in capital shares were as follows:

	Shares
	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007
Shares sold	33,193	316,734
Shares issued on reinvestment of dividends	824	2,232
Shares redeemed	(287,771)	(112,232)
Net increase (decrease)	(253,754)	206,734

Note 4: INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Integrity Money Management, the Fund's investment adviser; Integrity Funds Distributor, the Fund's underwriter; and Integrity Fund Services, the Fund's transfer, accounting, and administrative services agent; are subsidiaries of Integrity Mutual Funds, the Fund's sponsor.

The Fund has engaged Integrity Money Management to provide investment advisory and management services to the Fund. The Investment Advisory Agreement (the "Agreement") provides for fees to be computed at an annual rate of 0.90% of the Fund's average daily net assets. The Fund has recognized $29,267 of investment advisory fees after partial waiver for the year ended December 31, 2008. The Fund does not have a payable to Integrity Money Management at December 31, 2008 for investment advisory fees. Certain Officers and Directors of the Fund are also Officers and Directors of Integrity Money Management.

The Investment Adviser has contractually agreed to waive its management fee and to reimburse expenses, other than extraordinary or non-recurring expenses, until December 31, 2009, so that the Net Annual Operating Expenses of the Fund do not exceed 1.65%. After this date, the expense limitations may be terminated or revised. An expense limitation lowers expense ratios and increases returns to investors.

Principal underwriter and shareholder services

Integrity Funds Distributor serves as the principal underwriter for the Fund. The Fund currently pays an annual distribution fee of up to 0.25% of the average daily net assets of the Fund. Integrity Funds Distributor, in turn, pays dealers service fees for personal service to shareholders and/or the maintenance of shareholder accounts. The Fund has recognized $26,047 of service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Funds Distributor of $1,368 at December 31, 2008 for service fees. Certain Officers and Directors of the Fund are also Officers and Directors of Integrity Funds Distributor.

As transfer agent for the Fund, Integrity Fund Services provides shareholder services for a variable fee equal to 0.20% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus reimbursement of out-of-pocket expenses. The Fund has recognized $24,329 of transfer agency fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $2,133 at December 31, 2008 for transfer agency fees. Integrity Fund Services also acts as the Fund's accounting services agent for a monthly fee equal to the sum of a fixed fee of $2,000, and a variable fee equal to 0.05% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million. The Fund has recognized $29,209 of accounting service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $2,407 at December 31, 2008 for accounting service fees. Integrity Fund Services also acts as the Fund's administrative services agent for a variable fee equal to 0.15% of the Fund's average daily net assets on an annual basis for the Fund's first $50 million and at a lower rate on the average daily net assets in excess of $50 million, with a minimum of $2,000 per month plus out-of-pocket expenses. The Fund has recognized $24,001 of administrative service fees for the year ended December 31, 2008. The Fund has a payable to Integrity Fund Services of $2,133 at December 31, 2008 for administrative service fees.

Note 5: INVESTMENT SECURITY TRANSACTIONS

The cost of purchases and proceeds from the sales of investment securities (excluding short-term securities) aggregated $250,000 and $2,765,178, respectively, for the year ended December 31, 2008.

Note 6: INVESTMENT IN SECURITIES

At December 31, 2008, the aggregate cost of securities for federal income tax purposes was substantially the same for financial reporting purposes at $9,498,975. The net unrealized depreciation of investments based on the cost was $3,383,322, which is comprised of $3,293 aggregate gross unrealized appreciation and $3,386,615 aggregate gross unrealized depreciation. Differences between financial reporting-basis and tax-basis unrealized appreciation/(depreciation) are due to differing treatment of wash sales.

Note 7: RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

In September of 2006, FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"). SFAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 was effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

In accordance with the provisions of SFAS 157, the Fund adopted this standard effective January 1, 2008. The implementation of the standard did not impact the amounts reported in the financial statements, however the additional disclosures required reguarding the inputs used to develop the measurements of fair value and the effect of certain measurements on changes in net assets for the period have been included in the Fund's financial statements.

In March of 2008, FASB issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 requires enhanced disclosures to provide information about the reasons the Fund invests in derivative instruments, the accounting treatment and the effect derivatives have on financial performance. SFAS 161 is effective for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years.

Financial Highlights December 31, 2008

Selected per share data and ratios for the periods indicated

	For The Year Ended December 31, 2008	For The Year Ended December 31, 2007	For The Year Ended December 29, 2006	For The Year Ended December 30, 2005	For The Year Ended December 31, 2004
NET ASSET VALUE, BEGINNING OF PERIOD	$14.23	$13.35	$11.74	$10.95	$10.01

Income from Investment Operations:
Net investment income (loss)	$.00	$.05	$.05	$(.04)	$(.04)
Net realized and unrealized gain (loss) on investment transactions	(5.47)	.86	1.61	.83	.98
Total Income (Loss) From Investment Operations	$(5.47)	$.91	$1.66	$.79	$.94

Less Distributions:
Dividends from net investment income	$(.01)	$(.03)	$(.05)	$.00	$.00
Distributions from net realized gains	.00	.00	.00	.00	.00
Total Distributions	$(.01)	$(.03)	$(.05)	$.00	$.00

NET ASSET VALUE, END OF PERIOD	$8.75	$14.23	$13.35	$11.74	$10.95

Total Return	(38.45%)(B)	6.85%(B)	14.12%(A)	7.21%(A)	9.39%(A)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$6,071	$13,483	$9,890	$6,029	$6,517
Ratio of net expenses (after expense assumption) to average net assets	1.65%(C)	1.65%(C)	1.65%(C)	1.65%(C)	1.60%(C)
Ratio of net investment income to average net assets	(0.02%)	0.34%	0.51%	(0.33)%	(0.39)%
Portfolio turnover rate	2.46%	19.38%	16.47%	1.65%	24.84%

(A)Excludes CDSC of 1.50%.

(B)Excludes CDSC of 3.00%

(C)During the periods indicated above, Integrity Mutual Funds assumed and/or waived expenses of $70,782, $59,296, $59,230, $61,165, and $57,412, respectively. If the expenses had not been assumed and/or waived, the annualized ratio of total expenses to average net assets would have been 2.33%, 2.10%, 2.51%, 2.63%, and 2.47%, respectively.

Total return represents the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

The accompanying notes are an integral part of these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Integrity Fund of Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Integrity Fund of Funds, Inc. (the Fund), including the schedule of investments as of December 31, 2008, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Integrity Fund of Funds, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BRADY, MARTZ & ASSOCIATES, P.C.
Minot, North Dakota USA

February 11, 2009

Item 2—Code of Ethics

(a)

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code").

(b)	For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and
(5) Accountability for adherence to the Code.
(c)	There were no amendments to the Code during the period covered by the Report.
(d)	The registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PFO and PEO during the period covered by this report.
(e)	Not applicable.
(f)	See Item 12(a) regarding the filing of the Code of Ethics for the Principal Executive and Principal Financial Officers of the Integrity Fund of Funds, Inc. and Integrity Mutual Funds, Inc.

Item 3—Audit Committee Financial Expert

The Fund's Board of Directors has determined that Jerry Stai is an audit committee financial expert, as defined in paragraph (a)(2) of Item 3 of Form N-CSR. Mr. Stai is independent for purposes of Item 3 of Form N-CSR.

Item 4—Principal Accountant Fees and Services

(a)

Audit fees include the amounts related to the professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

		Audit Fees
		2008	$6,750
		2007	$5,000
(b)	Audit-related fees are fees principally paid for professional services rendered for due diligence and technical accounting consulting and research.
		Audit-Related Fees
		2008	$1,500
		2007	$1,200
(c)	Tax fees include amounts related to the preparation and review of the registrant's tax returns.
		Tax Fees
		2008	$1,200
		2007	$1,200
(d)	All Other Fees.
		None.
(e)	(1)

The registrant's audit committee has adopted policies and procedures that require the audit committee to pre-approve all audit and non-audit services provided to the registrant by the principal accountant.

	(2)

0% of the services described in paragraphs (b) through (d) of Item 4 were not pre-approved by the audit committee. All of the services described in paragraphs (b) through (d) of Item 4 were approved by the audit committee.

(f)	All services performed on the engagement to audit the registrant's financial statements for the most recent fiscal year end were performed by the principal accountant's full-time permanent employees.
(g)	None.
(h)

The registrant's independent auditor did not provide any non-audit services to the registrant's investment adviser or any entity controlling, controlled by, or controlled with the registrant's investment adviser that provides ongoing services to the registrant.

Item 5—Audit Committee of Listed Registrants

Not applicable

Item 6—Schedule of Investments

The Schedule of Investments is included in Item 1 of this Form N-CSR.

Item 7—Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8—Portfolio Managers of Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 9—Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10—Submissions of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors in the last fiscal half-year.

Item 11—Controls and Procedures

(a)

Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this Form N-CSR (the "Report"), the registrant's principal executive officer and principal financial officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant's principal executive officer and principal financial officer who are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12—Exhibits

(a)	(1)	The registrant's Code of Ethics filed pursuant to Item 2 of the N-CSR is attached hereto.
	(2)	Certification pursuant to Section 30a-2(a) of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Robert E. Walstad
Robert E. Walstad
Interim President, Integrity Fund of Funds, Inc.

Date: February 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Adam Forthun
Adam Forthun
Treasurer, Integrity Fund of Funds, Inc.

Date: February 27, 2009